Filed Pursuant to Rule 497(e)
Registration Nos.: 033-52742
333-08653

SUNAMERICA SERIES TRUST

SEASONS SERIES TRUST

(each, a “Registrant,” and collectively, the “Registrants”)

Supplement dated August 28, 2017, to each Registrant’s

Statement of Additional Information, as supplemented and amended to date

Effective immediately, the biographical information pertaining to Christopher C. Joe, the Registrants’ Chief Compliance Officer, is being updated to provide additional information. Accordingly, the “Officers” table with respect to Mr. Joe is amended to read as follows:

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Christopher C. Joe 2919 Allen Parkway Houston, TX 77019 AGE: 48	Chief Compliance Officer	2017- Present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012- 2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).	N/A	N/A

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.